UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2010
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4939 Directors Place San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 652-6500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
2011 Base Salaries

On December 15, 2010, the Board approved, on the Compensation Committee’s recommendation, base salaries for our named executive officers. The following table sets forth the 2011 base salary with respect to each named executive officer.

Name	2011 Base Salary
Barry D. Quart, Pharm. D. — Chief Executive Officer	$500,000
Stephen R. Davis — Executive Vice President, Chief Operating Officer	$375,000
Kimberly J. Manhard — Senior Vice President, Regulatory Affairs & Development Operations	$313,000
John W. Beck — Senior Vice President, Finance & Operations, Chief Financial Officer	$309,900
Incentive Cash Bonuses

Our Board of Directors annually establishes targeted corporate goals, including research and development, business development and financial goals, for the ensuing fiscal year. The Compensation Committee also establishes individual goals each year for executive officers. In connection with these goals, the Compensation Committee and the Board establish maximum incentive cash bonus amounts for each named executive officer in the event that all corporate and, in the case of each named executive officer other than our Chief Executive Officer and our Chief Operating Officer, individual goals are achieved. Incentive cash bonuses for our Chief Executive Officer and Chief Operating Officer are based entirely on the achievement of corporate goals. Incentive cash bonuses for each other executive officer are based 75% on the achievement of corporate goals and 25% on the achievement of individual goals. Actual incentive cash bonuses paid are solely at the discretion of the Compensation Committee and the Board, may be higher or lower than the established target and are based on subjective overall determination of our performance relative to the corporate and, as applicable, individual goals achieved. Based on that determination, on December 15, 2010, the Board approved, on the Compensation Committee’s recommendation 2010 incentive cash bonuses to each named executive officer as set forth below:

Name	2010 Bonus
Barry D. Quart, Pharm. D. — Chief Executive Officer	$230,000
Stephen R. Davis — Executive Vice President, Chief Operating Officer	$103,600
Kimberly J. Manhard — Senior Vice President, Regulatory Affairs & Development Operations	$110,600
John W. Beck — Senior Vice President, Finance & Operations, Chief Financial Officer	$97,800

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: December 20, 2010	/s/ CHRISTIAN WAAGE
Christian Waage
General Counsel